People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Annual Shareholders' Meeting
Jackson, Mississippi
May 8, 2012

Forward-Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of the European financial crisis on the U. S. economy and the markets we serve, and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Corporate Profile

Trustmark
Banking and Financial Solutions

Trustmark is an integrated provider of banking and financial solutions

At March 31, 2012	
Total Assets	$9.9 billion
Total Loans (HFI Acquired)	$5.9 billion
Total Deposits	$8.1 billion
Market Cap	$1.6 billion
Banking Centers	170

Financial Results	2010	2011	Q1-12
Net Income ($Millions)	$100.6	$106.8	$30.3
EPS – Diluted	$1.57	$1.66	$0.47
ROATCE	12.31%	12.25%	13.41%
ROAA	1.08%	1.11%	1.25%


TENNESSEE
MISSISSIPPI
ALABAMA
GEORGIA
TEXAS
LOUISIANA
FLORIDA

Total Shareholder Return as of March 31, 2012

	One Year	Three Year	Five Year
Trustmark	11.20%	46.40%	10.20%
NASDAQ Bank Index	2.70%	23.00%	-36.20%
KBW Regional Bank Index	7.40%	41.20%	-32.60%

People you trust.
Advice that works.

Investment Thesis

- ✓ Proven ability to achieve superior profitability
- ✓ Stable and diversified business mix in attractive markets
- ✓ Effective credit risk management program
- ✓ Opportunities for growth – organic and via disciplined M&A
- ✓ Robust capital position provides strategic flexibility
- ✓ Focused on maximizing long-term shareholder value

Proven Ability to Achieve Superior Profitability

Trustmark Banking and Financial Solutions

ROAA Q1–12



1.25
1.23%
0.70%
0.66%
0.64%
0.59%
0.53%
0.53%
0.39%
TRMK
CFR
BXS
IBKC
RF
STI
SNV
FHN
HBHC

Average ROAA 2007 - 2011



1.33%
1.08%
1.02%
0.89%
0.61%
0.20%
CFR
TRMK
IBKC
HBHC
BXS
STI
FHN
RF
SNV
-0.20%
-0.85%
-1.39%

ROATCE Q1–12



13.86%
13.41%
8.68%
7.43%
7.08%
6.29%
5.60%
4.77%
CFR
TRMK
BXS
IBKC
RF
HBHC
FHN
SNV

Average ROATCE 2007 - 2011



17.72%
15.04%
13.90%
10.87%
9.14%
3.36%
CFR
IBKC
TRMK
HBHC
BXS
STI
FHN
RF
SNV
-5.24%
-5.72%
-20.92%

Source: SNL Financial and company reports
Note: Information not available for STI

...Driven by Strong Net Interest Margin and Efficiency Ratio

Trustmark
Banking and Financial Solutions

Net Interest Margin Q1-12



4.41%
4.19%
3.64%
3.64%
3.61%
3.47%
3.46%
3.11%
3.07%
HBHC
TRMK
CFR
BXS
IBKC
STI
SNV
FHN
RF

Average Net Interest Margin 2007 - 2011



4.28%
4.17%
3.96%
3.72%
3.43%
3.23%
3.19%
3.08%
3.05%
CFR
TRMK
HBHC
BXS
SNV
STI
IBKC
RF
FHN

Efficiency Ratio(1) Q1-12



59.46%
60.69%
61.38%
65.88%
67.45%
67.81%
69.84%
71.25%
74.89%
CFR
TRMK
SNV
RF
STI
HBHC
BXS
FHN
IBKC

Average Efficiency Ratio (1) 2007 - 2011



56.79%
57.55%
58.25%
59.66%
63.08%
65.15%
68.04%
68.68%
71.73%
TRMK
RF
CFR
SNV
HBHC
BXS
STI
IBKC
FHN

Source: SNL Financial and company reports

(1) Efficiency ratio calculated as noninterest expense before foreclosed property expense amortization of intangibles, and goodwill impairments as a percent of net interest income (fully taxable equivalent, if applicable) and noninterest revenues, excluding only gains from securities transactions and nonrecurring items.

Strong NIM and Efficiency

Diversified and Stable Business Mix

($ in millions)

Year to Date December 31, 2011

Total Revenue $509


Treasury & Other $49
11%
Wealth Management $28
5%
Insurance $27
5%
Auto & Credit Card $11
2%
Mortgage $51
10%
FL Panhandle
3%
Memphis, TN
3%
Houston, TX
7%
Mississippi Other
23%
Jackson
31%
Commercial – Retail Banking $343

Total Noninterest Income $160


Mortgage $27
17%
Service Charges $52
33%
Insurance $27
17%
Wealth Management $23
14%
General Banking $31
19%

Fee Income to Total Revenue 31%

Diversified Revenue Base

Diversified Loan Portfolio

($ in millions)

✓ **Excluding planned runoff in construction and land development and indirect auto portfolios, loans increased $283.0 million in 2010 and $98.9 million in 2011.**



$6,961
{$2,071}
$4,890
$6,722
{$1,686}
$5,036
$6,216
{$1,229}
$4,987
$6,060
{ 790 }
$5,270
$5,934
{ $565 }
$5,369
$5,950
{ $550 }
$5,400
2007
2008
2009
2010
2011
1Q 2012
Construction, Land and Development
Indirect Loans
All Other Loans

Total Loans $5,950
(HFI and Acquired)
March 31, 2012



Construction, land development and other land loans $484
8%
Consumer loans $215
4%
Other RE secured $205
4%
Secured by 1-4 family residential properties $1,773
30%
Other loans $616
10%
Commercial and industrial loans $1,151
19%
Secured by nonfarm, nonresidential properties $1,506
25%

Prudent Credit Risk Management

Trustmark
Banking and Financial Solutions

($ in millions)

	Quarter Ended					
	3/31/2011	6/30/2011	9/30/2011	12/31/2011	3/31/2012	YOY % Change
Nonaccrual Loans	$126.8	$121.0	$99.6	$110.5	$105.7	-16.6%
Other Real Estate	$89.2	$90.0	$89.6	$79.1	$75.7	-15.1%
Nonperforming Assets	$216.0	$211.0	$189.2	$189.5	$181.5	-15.9%
Nonperforming Assets/Total Loans (incl LHFS) + ORE	3.50%	3.45%	3.11%	3.08%	2.99%	-51 bps
Provision for Loan Losses/Average Loans	0.50%	0.54%	0.53%	0.40%	0.22%	-28 bps
Net Charge-offs/Average Loans	0.51%	0.97%	0.36%	0.40%	0.13%	-38 bps

Experienced significant improvement in 2011 credit metrics, including:

- ✓ **22.7% reduction in nonaccruals**
- ✓ **17.5% decline in nonperforming assets**
- ✓ **19.7% decline in classified loans**
- ✓ **16.8 % criticized loans declined**

Q1-12 NCOs/Average Loans



0.09%
0.13%
0.20%
0.27%
1.05%
1.13%
1.35%
1.70%
1.88%
IBKC
TRMK
CFR
HBHC
BXS
FHN
STI
RF
SNV

Note: All ratios represented herein exclude acquired loans and covered other real estate.
Source: SNL Financial and company reports

Prudent Credit Management

Attractive, Low Cost Core Deposit Base

($ in millions)

Trustmark
Banking and Financial Solutions



Deposit Trends
$6,869
22%
$6,824
22%
$7,188
23%
$7,045
23%
$7,566
27%
$8,091
25%
2007
2008
2009
2010
2011
Q1-12
Interest Bearing
Noninterest Bearing



1Q 2012 Cost of Interest Bearing Deposits (%)
0.18%
0.41%
0.50%
0.52%
0.52%
0.55%
0.72%
0.73%
0.74%
CFR
HBHC
TRMK
RF
FHN
STI
IBKC
SNV
BXS

Source: SNL Financial and company reports



Total Deposits $8,091
March 31, 2012
Time Deposits $2,042
25%
Non-Int Bearing DDA $2,024
25%
Savings $402
5%
MMDA $1,179
15%
30%
Interest checking $2,443

Attractive, Low Cost Core Deposit Base

Robust Capital Position and Attractive Dividend

Trustmark
Banking and Financial Solutions

✓ **Given quality and stability of earnings, Trustmark has increased its dividend over time and maintained it through the cycle**

Trustmark's Annual Dividend - Last 20 Years


$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.92
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011

Dividend Yield (%)


3.68%
3.16%
2.70%
2.54%
1.95%
0.83%
0.61%
0.39%
0.30%
TRMK
CFR
HBHC
IBKC
SNV
STI
RF
FHN
BXS

(1) Indicated annual dividend as percent of March 31, 2012 closing price
Source: SNL Financial and company reports

Robust Capital Position Provides Strategic Flexibility

- ✓ Continued leadership position in capital strength among mid-cap peers
- ✓ Existing capital base could support $2 billion to $3 billion in additional assets while maintaining appropriate capital ratios.



Q1-12 Peer TCE/TA (%)
9.68%
9.64%
8.93%
8.70%
8.49%
8.27%
7.98%
7.35%
6.81%
TRMK
IBKC
CFR
FHN
BXS
HBHC
STI
RF
SNV



Q1-12 Peer Total Risk Based Capital Ratio
18.00%
17.67%
16.72%
16.57%
16.10%
16.10%
14.39%
13.96%
13.70%
RF
FHN
TRMK
SNV
CFR
IBKC
BXS
HBHC
STI

Source: SNL Financial and company reports

Capital Management Philosophy

Trustmark
Banking and Financial Solutions

Capital Utilization

Organic Growth

- Support asset growth opportunities as economy improves
- Investments to support revenue growth
- Invest in existing business to further enhance fee income businesses

Acquisitions

- Support selective and disciplined acquisition strategy
  - Traditional M&A
  - FDIC Assisted M&A


Capital
Management

Capital Distributions

Dividends

- Continue to provide attractive and secure dividends

Share Repurchase

- Potential buy-back programs to return excess capital to shareholders while maintaining appropriate capital buffer

Mergers and Acquisitions

Trustmark
Banking and Financial Solutions

Heritage Banking Group – Carthage, MS

- ✓ Acquired from FDIC on April 15, 2011
- ✓ #1 deposit market share in Leake County, 8 branches, 4 of which were consolidated into existing TRMK Offices
- ✓ At acquisition, fair value of loans and deposits of $107.4 million and $204.3 million, respectively.
- ✓ Generated non-recurring after tax bargain purchase gain of $4.6 million and $1.9 million net income from operations in 2011.



TENNESSEE
MISSISSIPPI
ALABAMA
GEORGIA
TEXAS
LOUISIANA
FLORIDA
Trustmark
Heritage
Bay Bank

Bay Bank & Trust Co., Panama City, FL

- ✓ Acquired March 16, 2012
- ✓ In-market transaction creates #2 deposit market share in Bay County
- ✓ Fair value of loans and deposits of $98.1 million and $208.8 million, respectively at acquision.
- ✓ Generated non-recurring bargain purchase gain of $2.8 million, which was partially offset by non-recurring merger expenses of $1.6 million, net of taxes.

Community Involvement
Leadership by Example

Trustmark
Banking and Financial Solutions

- Trustmark has made significant investments in excess of $2.0 million annually to support the arts, economic development, education, health and social services in the communities we serve.
- We have given our personal and company time to participate in more than 80 nonprofit programs designed to strengthen our communities. This support resulted in more than 20,000 hours of volunteer time spent to improve the quality of life for our friends and neighbors in 2011.
- Trustmark Associates taught more than 250 classes in financial literacy and home buyer's education in 2011
- Trustmark supports 43 Adopt-A-School programs, including the longest-running partnership program of 32 years in the Jackson Public School system


A Gift of Time
Trustmark Associates Working
for our Community

Strategic Priorities to Enhance Long-Term Shareholder Value

Trustmark
Banking and Financial Solutions

- ✓ Expand revenue base
- ✓ Sustain credit quality improvement
- ✓ Enhance competitive position
- ✓ Capitalize on merger and acquisition opportunities
- ✓ Position for changing regulatory environment
- ✓ Prudent capital management

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Contact Information

Trustmark Corporation's common stock is listed on the NASDAQ National Market System and is traded under the symbol TRMK. Additional information is available at www.trustmark.com.

Investor Inquiries:

Louis E. Greer
Treasurer and Principal Financial Officer
601-208-2310
lgreer@trustmark.com

F. Joseph Rein, Jr.
Senior Vice President
601-208-6898
jrein@trustmark.com

Shareholder Services

Trustmark's shareholder services are provided by American Stock Transfer & Trust Company, LLC

Trustmark Corporation
c/o American Stock Transfer & Trust Co.
Operations Center
6201 15th Avenue
Brooklyn, NY 11219
(877) 476-4393
info@amstock.com
www.amstock.com